                                                                  Exhibit 10.8.2

                               THIRD AMENDMENT TO
                              EMPLOYMENT AGREEMENT


     THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), made and entered into as of January 31, 1998, by and among Detroit Diesel Corporation, a Delaware corporation, as assignee of Penske Transportation, Inc., a Delaware corporation (the "Employer"), and A. Gordon Clark (the "Employee").

     WHEREAS, Employer and Employee mutually executed an Employment Agreement dated as of February 1, 1989, as amended by a First Amendment dated as of January 31, 1992 and a Second Amendment dated as of January 31, 1995 (the "Agreement"); and

     WHEREAS, it is the desire of the parties hereto to further amend the Agreement as provided herein.

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency whereof are hereby acknowledged, it is agreed by and between the parties hereto as follows:

Section 1 of the Agreement is further amended to delete the last sentence and to add the following sentence in substitution for the last sentence:

"The term of this Agreement shall be extended for one year commencing on February 1, 1998 and ending on January 31, 1999 and will thereafter be automatically renewed on an annual basis unless either the Employee or the Employer notifies the other of their election to terminate this Agreement at least 30 days prior to the end of any extended term."

Section 6(c) of the Agreement is amended to delete "December 31, 1992" and add the following in its place:

"one year from the date of termination".

Except as expressly modified herein, the Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

DETROIT DIESEL CORPORATION, AS ASSIGNEE OF PENSKE TRANSPORTATION, INC.
     ("Employer")



By:
   ------------------------------------------

Title:
      ---------------------------------------


-------------------------------------------
A. Gordon Clark ("Employee")



                                       64